Earnings (loss) per share	12 Months Ended
Dec. 31, 2018
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
15. Earnings (loss) per share

The computation of basic and diluted earnings (loss) per ordinary share from operations for the years ended December
31
, 2016,
2017
 and
2018
 was as follows:

	For the years ended December 31,
	2016	2017	2018
Numerator:
Net income attributable to Acorn International, Inc. from operations—basic and diluted	$3,438,370	$12,384,303	31,127,184
—Continuing operations	10,347,437	15,858,809	32,364,168
—Discontinued operations	(6,909,067)	(3,474,506)	(1,236,984)

Denominator:
Weighted average ordinary shares outstanding—basic and diluted	75,600,700	65,836,869	52,546,325

Income (Loss) per ordinary share:
Basic and diluted	$0.05	$0.19	$0.60
—Continuing operations	0.14	0.24	0.62
—Discontinued operations	(0.09)	(0.05)	(0.02)

The Company did not have outstanding stock options, SARs and RSUs outstanding in 2016, 2017 and 2018.

On December 8, 2017, the Board approved a new share buyback plan (the “New Plan”) on the following terms:
(i) the Company may repurchase up to US$2 million worth of ADSs for a per ADS purchase price not exceeding US$22.00, with a daily limit not to exceed the 10b-18 daily max, until the earlier of (i) December 31, 2018; and (ii) the date the aggregate repurchases under the New Plan reach a total of US$2 million worth of ADSs.

The New Plan has terminated on November 1, 2018 when the aggregate repurchases thereunder reached a total of US$2 million worth of ADSs. Under the New Plan, the Company had repurchased an aggregate of 100,342 ADSs, representing 2,006,840 underlying ordinary shares, on the open market for total cash consideration of approximately $2 million. The repurchased ADSs are currently held by China DRTV as treasury stock.